UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.)
Filed by the registrant ☒
Filed by a party other than the registrant  ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
GAN LIMITED
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of filing fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618
April 28, 2023
Dear Shareholder:
On behalf of the Board of Directors and management, we cordially invite you to attend the 2023 Annual Meeting of Shareholders of GAN Limited (the “Annual Meeting”), to be held virtually on June 13, 2023, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof.
At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. We also enclose, and encourage you to read, our annual report on Form 10-K (the “2022 Annual Report”), which includes information on our business, as well as our audited financial statements for the year ended December 31, 2022.
We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to most of our shareholders on or about April 28, 2023. The Notice of Availability contains instructions on how to access our proxy materials, including the Notice of Annual Meeting of Shareholders, Proxy Statement, 2022 Annual Report, and a Proxy Card or voting instruction form on how to cast your vote. The Notice of Availability also contains instructions on how to request a printed copy of our proxy materials. All shareholders who do not receive the Notice of Availability will receive a printed copy of the proxy materials.
Your vote is very important. Regardless of the number of shares you own, and whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.
Thank you for your continued support and ownership of GAN Limited. We look forward to seeing you at the Annual Meeting.
Sincerely,

Sylvia Tiscareño
Corporate Secretary
The Proxy Statement for the 2023 Annual Meeting of Shareholders, the Proxy Card and the 2022 Annual Report are available at www.proxyvote.com.

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 13, 2023
GAN Limited will hold its 2023 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/GAN2023 on Tuesday, June 13, 2023, at 10:00 a.m. (Pacific Time).
The following items are on the agenda and are more fully described in the accompanying Proxy Statement:
1.
The election of two nominees as Class III Directors to hold office until the 2026 Annual Meeting of Shareholders and the election of one nominee as a Class II Director to hold office until the 2025 Annual Meeting of the Shareholders;

2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	The approval of an amendment to GAN Limited’s 2020 Equity Incentive Plan; and
4.	Other business that may properly come before the Annual Meeting.
Our Board of Directors fixed April 25, 2023 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.
On or about April 28, 2023, we are mailing our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2022, via the Internet, and how to vote. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can request a printed copy of the proxy materials.
By Order of the Board of Directors,

Sylvia Tiscareño
Corporate Secretary
April 28, 2023
Irvine, California
Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you submit your proxy, you may still vote in person if you attend the meeting virtually. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD June 13, 2023
The Board of Directors of GAN Limited, a Bermuda exempted company limited by shares (“GAN”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2023 Annual Meeting of Shareholders (the “Annual Meeting”).
The Annual Meeting will be held virtually on June 13, 2023, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated in this Proxy Statement.
On or about April 28, 2023, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access our Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2022 (the “2022 Annual Report”), via the Internet, and how to vote online or by phone. The Notice of Availability also contains instructions on how you can receive a printed copy of the proxy materials.
This Proxy Statement summarizes certain information to assist you in voting in an informed manner.
All shareholders are cordially invited to attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/GAN2023. Whether you expect to attend the meeting or not, please vote as soon as possible.

THE PROXY PROCESS AND THE ANNUAL MEETING
The following discussion is intended to provide general information about the proxy process and the Annual Meeting under the rules and regulations of the Securities and Exchange Commission (the “SEC”). If you have questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at: GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary, Telephone: (833) 565-0550.
2023 Annual Meeting of Shareholders
GAN LIMITED	June 13, 2023
www.virtualshareholdermeeting.com/GAN2023	10:00 a.m. Pacific Time
The record date for the Annual Meeting is April 25, 2023 (the “Record Date”). Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. You are invited to vote on the proposals described in this Proxy Statement because you were a GAN shareholder on the Record Date. GAN is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.
Attending the Annual Meeting
If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the Internet at www.virtualshareholdermeeting.com/GAN2023. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the Internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the 2023 Annual Meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2023. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Purpose
At the Annual Meeting, our shareholders will vote on the following items:
1.
The election of two nominees for Class III Director to hold office until the 2026 Annual Meeting of Shareholders and the election of one nominee as a Class II Director to hold office until the 2025 Annual Meeting of the Shareholders;

2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2023;
3.	The approval of an amendment to GAN Limited’s 2020 Equity Incentive Plan; and
4.	Other business that may properly come before the Annual Meeting.
Proxy Materials
These proxy materials were first sent or made available to shareholders on April 28, 2023, and include:
•	Notice of Annual Meeting of Shareholders
•	This Proxy Statement for the Annual Meeting
•	GAN’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”)
If you requested printed versions of these proxy materials by mail, these printed proxy materials also include the Proxy Card or voting instruction form for the Annual Meeting.
Internet Availability
GAN uses the Internet as the primary means of furnishing proxy materials to our shareholders. We are sending the Notice of Availability to our shareholders with instructions on how to access the proxy materials online or request a printed copy of the proxy materials.

Shareholders may follow the instructions in the Notice of Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our Annual Meeting and reduce GAN’s printing and mailing costs.
Quorum for the Annual Meeting
Two or more persons holding a majority of the total issued ordinary shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or represented by proxy to establish a quorum for the transaction of business. On the Record Date there were 44,450,841 ordinary shares issued and outstanding. Consequently, we will need to have holders of 22,225,421 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Your shares will be counted for purposes of determining if there is a quorum if:
•	You are entitled to vote and you are present in person at the Annual Meeting; or
•	You have properly voted by proxy online, by phone, or by submitting a Proxy Card or voting instruction form by mail.
If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.
Inspector of Election
The Chief Executive Officer of GAN will act as chairman for the Annual Meeting. A representative of Broadridge will count the votes and act as the inspector of election on behalf of the chairman. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes. GAN has also engaged Broadridge Financial Solutions, Inc. as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.
Proxy Solicitation Costs
GAN is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding our ordinary shares in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of ordinary shares for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.
Voting
Each of GAN’s ordinary shares is entitled to one vote on each matter presented at the Annual Meeting. If you hold your shares in direct registration in your name with GAN’s transfer agent, then you will be able to vote under GAN’s voting system in accordance with the description under “Voting Procedures” below.
If you hold your shares in “street name” in a brokerage account, you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows shareholders to grant their proxy to vote shares online or by phone. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares online or telephonically by following the instructions on the form received from your broker or bank.
With respect to the election of directors, shareholders may vote “FOR” all nominees, “WITHHOLD” authority for all nominees or vote for all except for those individual nominees for director for which the shareholder indicates it is withholding authority. With respect to each other proposal, shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting.

Voting Procedures
There are four ways to vote:
•
Online. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in the Notice of Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

•
Phone. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.

•
Mail. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

•
Virtually at the Annual Meeting. If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the Internet at www.virtualshareholdermeeting.com/GAN2023. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the Internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the 2023 Annual Meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2023. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties. Only eligible shareholders will be admitted to the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you should contact your bank, broker or other nominee prior to the time such voting instructions are exercised.

Shareholders who submit a proxy online or by telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
Changing your Vote
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, as follows:
•	Online. You may change your vote using the online voting method described above, in which case only your latest online proxy submitted prior to the Annual Meeting will be counted.
•	Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.
•
Mail. You may revoke your proxy and change your vote by signing and returning a new Proxy Card or voting instruction form dated as of a later date, in which case only your latest Proxy Card or voting instruction form received prior to the Annual Meeting will be counted.

•
Virtually at the Annual Meeting. You may revoke your proxy and change your vote by attending the Annual Meeting and voting in person. However, your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote at the virtual Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to GAN’s Corporate Secretary.

Vote Required to Approve a Proposal
For Proposal No. 1, directors will be re-elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the three nominees receiving the highest number of “for” votes will be elected.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.
Approval of Proposal No. 3 requires the affirmative vote of the majority of the ordinary shares entitled to vote in person or by proxy at the Annual Meeting.
Broker Non-Votes and Abstentions
If you hold your shares in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” The following proposal is considered a non-routine matter:
•
The election of three nominees for Class III Director to hold office until the 2026 Annual Meeting of Shareholders and the election of one nominee as a Class II Director to hold office until the 2025 Annual Meeting of the Shareholders (Proposal No. 1).

•	The approval of an amendment to GAN Limited’s 2020 Equity Incentive Plan.
You must instruct your bank, broker or nominee on how to vote your shares for Proposals No. 1 and No. 2 in order for your vote to count for that proposal.
Under applicable exchange rules, a broker or other nominee that holds your shares may generally vote in their discretion on routine matters, even if you do not instruct the broker on how to vote. The following proposal is considered a routine matter:
•	Appointment of Grant Thornton LLP as GAN’s independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2023 (Proposal No. 2).
Abstentions, withheld votes and broker non-votes will be considered present for purposes of determining a quorum. Abstentions will be included in the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a “WITHHOLD” vote for the directors in Proposal 1 and a vote “AGAINST” Proposal 2.
Uninstructed Shares
If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Availability, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Confidentiality of Votes
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GAN or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote. Occasionally, shareholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to our management.
Tabulation and Reporting of Voting Results
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election, on behalf of the chairman, after the taking of the vote at the Annual Meeting. GAN will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
Director Nominations and Shareholder Proposals for GAN Limited’s 2024 Annual Meeting
Requirements for Shareholder Nominations to be Brought Before an Annual Meeting.
Our bye-laws provide that for shareholder nominations or other proposals to the Board of Directors to be considered at an annual meeting, the shareholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 14, 2024 and March 15, 2024. A shareholder’s notice to the Corporate Secretary must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our bye-laws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable.
Requirements for Shareholder Proposals to be Considered for Inclusion in our Proxy Materials.
Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than December 30, 2023, in order to be considered for inclusion in our proxy materials for the 2024 Annual Meeting of Shareholders.

CORPORATE GOVERNANCE
Role of the Board of Directors
Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction, and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.
Our Board of Directors held 17 meetings during 2022. Each of our directors serving in 2022 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend.
Board Leadership Structure
Seamus McGill currently serves as the Chairman of the Board of Directors and our Chief Executive Officer serves on the Board. Our Board of Directors has determined that this leadership structure is appropriate and effective for GAN at this time. The Board believes that separation of the positions of chief executive officer and chairman of the board reinforces the independence of the Board in its oversight of the business and affairs of the Company. This structure separates the oversight role of the Board of Directors from the execution responsibility of our management. Mr. McGill has operational experience in the industry, which fosters effective and open communication with management, and produces a greater degree of transparency between management and our directors.
Director Independence
Five of the six members of our current Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Karen Flores, our Former Chief Financial Officer, was not an independent director during her service period and did not serve on any committee. Our Chief Executive Officer does not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.
Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that Michael Smurfit Jr., David Goldberg, Susan Bracey, Seamus McGill, and Eric Green each qualifies as an independent director in accordance with the Nasdaq and the SEC rules. In making this determination, the Board was made aware of a consulting agreement between the Company and Mr. McGill which went into effect in 2023 pursuant to which the Company compensates an entity affiliated with Mr. McGill in an amount less than $120,000 annually. The Board determined this amount made Mr. McGill ineligible for service on the audit committee; however, the amounts involved do not compromise Mr. McGill’s independent status for Nasdaq or Compensation Committee purposes.
Committees of the Board of Directors
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The committees are comprised entirely of independent directors in accordance with Nasdaq guidelines. Each committee operates under a written charter adopted by the Board of Directors which is available at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.
The composition of the committees during 2022 is as set forth below:
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Seamus McGill		Chair	X
Michael Smurfit Jr.	X	X	Chair
David Goldberg	Chair	X	X
Susan Bracey	X
Eric Green			X

Audit Committee
The Audit Committee’s responsibilities include, among other things:
•	overseeing our accounting and financial reporting processes and the audits of our financial statements;
•	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;
•	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;
•
retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

•	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management, and the full Board of Directors.
The Board of Directors has determined that Mr. Goldberg qualifies as an “audit committee financial expert” as defined under the applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of Audit Committee members under the Exchange Act. Additionally, the Board has determined that each of Mr. Michael Smurfit, Jr., Mr. Goldberg, and Ms. Bracey is “independent” under Nasdaq guidance and SEC rules. The Audit Committee held 5 meetings in 2022.
Compensation Committee
The Compensation Committee’s responsibilities include, among other things:
•	reviewing and determining the base salary and bonus compensation of executive officers and certain other senior management, which may be in the form of cash or equity incentive awards;
•	reviewing and administering our equity incentive plans, including any amendments thereto;
•	reviewing and recommending amounts and types of compensation for our directors;
•	overseeing our compensation philosophy and strategy; and
•	monitoring compliance with rules and regulations relating to compensation arrangements for our directors and executive officers.
To qualify as independent to serve on the Company’s Compensation Committee, the listing standards of Nasdaq require a director not to accept any consulting, advisory, or other compensatory fee from the Company in excess of $120,000 annually, other than for service on the Board, and that the Board consider whether a director is affiliated with the Company and, if so, whether such affiliation would impair the director’s judgment as a member of the Company’s compensation committee. The Board has concluded that the composition of the compensation committee meets the requirements for independence under the rules and regulations of Nasdaq and the SEC.
The Compensation Committee may delegate any of its responsibilities to a person or persons, including officers or employees of the Company or any of its members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC of the Nasdaq Stock Market.
The Compensation Committee held 3 meetings in 2022.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;
•	establishing and overseeing a policy for considering shareholder nominees for directors, and developing the procedures that must be followed by shareholders in submitting recommendations;
•
monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

•	evaluating all nominees for election of directors;
•	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;
•	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and
•	establishing and reviewing annually with the Board of Directors the procedures for shareholders to send communications to the Board of Directors.
The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors, from time to time, regarding the appropriate skills and characteristics required of members of our Board of Directors in the context of the current make-up of the Board of Directors, the operations of the Company, and the long-term interests of shareholders. The committee does not have a specific policy underlying its nomination process, although it seeks to ensure the Board of Directors includes directors with diverse backgrounds, qualifications, skills and experience relevant to our business.
The Board has concluded that the composition of the nominating and corporate governance committee meets the requirements for independence under the rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee did not meet in 2022.
Board Role in Risk Oversight
Our Board of Directors performs an oversight role in managing GAN’s risk. In reviewing our strategy, business plans, budgets and major transactions, the Board of Directors considers, among other factors, the risks GAN faces, and the extent to which those risks can be appropriately managed. While our Board of Directors oversees risk management strategy, our management is responsible for implementing and supervising day-to-day risk management processes. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation.
In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Audit Committee reports to the full Board of Directors on risks that the Audit Committee believes to be material. In addition, the Compensation Committee oversees the risks associated with our compensation policies and practices to ensure that the compensation programs and incentives do not encourage short-term risk taking at the expense of long-term results or create risks that may have a material adverse effect on GAN.
Business Conduct Policy
We have adopted a written Business Conduct Policy that is applicable to all of our directors, officers, and employees and is designed to deter wrongdoing and to promote:
•	honest and ethical conduct;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;
•	compliance with applicable laws, rules and regulations, including insider trading compliance; and
•	accountability for adherence to the policy and prompt internal reporting of violations of the policy, including illegal or unethical behavior regarding accounting or auditing practices.
A copy of our Business Conduct Policy is available on our corporate website at www.investors.gan.com, under Investors—Corporate Governance—Corporate Governance Information. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing the Business Conduct Policy and making any appropriate updates or amendments. We intend to disclose any changes in this policy or waivers from this policy that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing a Current Report on Form 8-K with the SEC, in each case if such disclosure is required by SEC or Nasdaq rules.

Review and Approval of Related Party Transactions
As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between GAN and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years and the related party has or will have a direct or indirect interest in the transaction.
Our compensation arrangements with our Named Executive Officers and our directors are described in this Proxy Statement under “DIRECTORS—Director Compensation” and “EXECUTIVE OFFICERS—Summary Compensation Table”. Other than those compensation arrangements since January 1, 2021, we have not been a party to any transaction (a) in which any of our executive officers, directors or holders of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest, and (b) where the amount involved exceeded $120,000 in value.
Board Attendance at Annual Meetings of Shareholders
We, as a matter of policy, encourage our directors to attend meetings of shareholders, but we do not require attendance. Each director acting in such capacity at the time of our 2022 annual meeting attended such annual meeting.
Policies on Hedging and Pledging
We have an insider trading policy that prohibits short sales and transactions in publicly traded options and derivatives by our directors, executive officers, and employees. The policy prohibits other forms of hedging GAN securities or pledging GAN securities by our directors, executive officers, and certain key employees without the prior approval of the Chief Legal Officer.
Communication with our Board of Directors
Shareholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. The envelope containing such communication should contain a clear notation that the letter is “Shareholder-Board Communication” or “Shareholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a shareholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

DIRECTORS
Current Directors
The names of our current directors, their ages as of April 25, 2023, and other information about them are set forth below.
Name of Director Nominee	Age	Position	Class	Our Director Since	Current Term Expiration
Dermot S. Smurfit	48	Chief Executive Officer and Director	III	2003	2023
Seamus McGill	71	Chairman of the Board of Directors	III	2014	2023
Michael Smurfit Jr.	58	Non-Executive Director	I	2003	2024
David Goldberg	55	Non-Executive Director	II	2018	2025
Susan Bracey	59	Non-Executive Director	I	2021	2024
Eric Green	52	Non-Executive Director	II	2022	2025
The following biographies describe the skills, qualities, attributes, and experience of our directors. These factors led the Nominating and Corporate Governance Committee and the Board of Directors to determine that it is appropriate to nominate the current nominees—David Goldberg, Seamus McGill and Eric Green—for election to the Board of Directors.
Dermot S. Smurfit joined GAN as a Director in 2003 and became our Chief Executive Officer in 2010. He previously worked in the European Investment Banking team of SoundView Technology Group. He has operational and management experience in online gaming through his experience with GAN, together with M&A, strategic advisory and private equity financing experience in the gaming technology industry. Mr. Smurfit is a qualified (non-practicing) U.K. lawyer specialized in corporate finance. His education encompasses an LLB in Law from Exeter University, the Legal Practice Course from the College of Law (U.K.) and the Investment & Corporate Finance advisory qualification from the U.K.’s Financial Conduct Authority. Mr. Smurfit was selected to serve on our Board of Directors due to his tenure with GAN and his industry experience.
Seamus McGill has 25 years’ experience in the gaming and technology industries and most recently was President of JOINGO, a mobile software company in San Jose, California from December 2013 to October 2015. Prior to JOINGO, Mr. McGill spent five years at Aristocrat Technologies Limited as Chief Operating Officer and helped deliver 20% year-on-year growth in the Americas for the second largest manufacturer of slot machines and gaming solutions in the world. Prior to Aristocrat, Mr. McGill was President of Cyberview Technology, Inc. and orchestrated its sale to International Game Technology plc. Mr. McGill held senior positions at WMS Gaming Inc. and oversaw the global growth of that company. He started his career in gaming with Mikohn Gaming Corporation. Mr. McGill was selected to serve on our Board of Directors due to his gaming industry experience and his tenure with GAN.
Michael Smurfit Jr. is Chief Executive Officer of SF Investments, a privately-held company that manages world-wide investments on behalf of the Smurfit family. Mr. Smurfit Jr. is a director of a number of companies, including Inflection Biosciences, UCD Graduate School of Business and K Club Ltd. since 2015. He previously held senior positions within the Jefferson Smurfit Group both in Europe and the United States. He graduated from UCD Michael Smurfit Graduate Business School with an MBA. Mr. Smurfit Jr. was selected to serve on our Board of Directors due to his financial industry experience.
David Goldberg is an experienced public company and startup CEO, board member and advisor with extensive experience in gaming, entertainment, and sports. Since March 2017 he has served as a senior adviser to TPG Capital, one of the world’s largest private equity firms. From April 2014 to April 2018, he was a board and audit committee member at Trans World (OTCQB: TWOC), which operates casinos in the Czech Republic and was sold in mid-2018, and previously served as the CEO of Youbet.com (Nasdaq: UBET) which was, at that time, the United States’ largest online wagering company. Mr. Goldberg was Chief Executive Officer of ScoreBig, Inc., the owner and operator of ScoreBig.com, which made a general assignment for the benefit of creditors under California law in October 2016. Mr. Goldberg holds a Bachelor of Art in Economics from Northwestern University and an MBA from the University of Chicago Booth School of Business. Mr. Goldberg was selected to serve on our Board of Directors due to his gaming and financial industry experience, and his public company experience as both director and Chief Executive Officer.
Susan Bracey is an experienced financial executive, having most recently served from 2010 to 2020 as EVP and Chief Financial Officer of Village Roadshow Entertainment Group, a leading co-producer and co-financier of studio-released motion pictures. Prior to that, she served as Chief Financial Officer of Youbet.com (Nasdaq: UBET), an online wagering company, from 2009 until its sale to Churchill Downs in 2010, and from 2000 to 2008 Ms. Bracey was an executive at Ticketmaster Entertainment where she served as EVP and Chief Financial Officer. Ms. Bracey began her career as a certified public accountant with Ernst & Young. She currently serves on the Board of Directors of Diver.Sea.Fy, a non-profit organization that raises money to support underrepresented youth of color in obtaining scuba certifications. Ms. Bracey earned a B.S. in Business Administration with a major in Accounting from Chicago State University. Ms. Bracey brings extensive finance experience in the technology, media and entertainment industries to our Board of Directors, having held C-suite level and executive positions in both public and privately held companies.
Eric Green brings more than 25 years of investment expertise to the Company’s board of directors. Since 1997, he has worked at Penn Capital, an investment firm with approximately $2 billion of assets under management. Mr. Green currently serves as Penn Capital’s Chief Investment Officer of Equity. Additionally, Mr. Green serves as a Senior Portfolio Manager for Penn Capital’s Small Cap and Small to Micro Cap equity strategies. He is currently a member of the firm’s executive team, which oversees the firm’s overall corporate strategy and management. Prior to joining Penn Capital, Mr. Green was with the Federal National Mortgage Association, the Royal Bank of Scotland, and the United States Securities and Exchange Commission, where he served as a financial analyst in the Division of Investment Management. Mr. Green is also Vice Chairman of the Board of Directors for the Anti-Defamation League (ADL) Mid-Atlantic Region. Mr. Green earned a bachelor’s degree in business administration from American University and a master’s degree in business administration from the Yale School of Management. Mr. Green was selected to serve on our Board of Directors as a result of his extensive experience in finance and expertise in strategic business matters.
Dermot S. Smurfit and Michael Smurfit Jr. are related as first cousins.
Director Compensation in 2022
Our non-executive directors serve pursuant to the terms of a standard letter of appointment, which acts as a service contract. The letter of appointment contemplates that the non-employee director will serve a three-year term, subject to re-election by GAN’s shareholders at the annual meeting, and regulatory compliance. The letter of appointment also allows for termination by GAN or the director, at the discretion of either, upon three months’ written notice; however, the Board of Directors can require a director to resign immediately if it determines that a director’s position becomes untenable due to a conflict of interest. Non-executive directors are required to devote sufficient time necessary to fulfill their duties.
The letter of appointment provides for payment of an annual cash fee, which is paid monthly in arrears. Non-executive directors are eligible for discretionary cash or share-based payment awards. We do not maintain any plans or contracts with our directors that provide monetary benefits, such as cash termination payments, upon our directors’ termination of service with us. Directors are reimbursed for expenses reasonably incurred in the performance of their duties. In addition, our memorandum of association and bye-laws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers. Employee directors do not receive any compensation for their service as a director.
The following table sets forth, in thousands, information concerning the compensation earned during the year ended December 31, 2022 by each of our non-employee directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Seamus McGill	130.0	130.0	339.7	599.7
David Goldberg	103.5	130.0	98.4	331.9
Michael Smurfit Jr.	220.5	—	—	220.5
Susan Bracey	70.0	130.0	—	200.0
Eric Green	13.5	100.0	—	113.5
(1)
The value for the stock awards is based on the number of shares granted multiplied by $5.31 and $1.54, the closing price of our ordinary shares immediately prior to the date of the grants, March 11, 2022 and November 10, 2022, respectively, as computed in accordance with ASC 718.

(2)	Compensation in this column consists of immediately vested restricted stock units settled in cash.

Beginning in 2021, with the guidance of Arthur J. Gallagher & Co. as a compensation consultant engaged by the Compensation Committee, the Compensation Committee recommended, and the Board of Directors approved, compensation for non-employee directors, in thousands, as follows:
Service	Fee ($)
Annual Cash Compensation	60.0
Annual Equity Compensation(1)	100.0
Chairman of the Board	50.0
Audit Committee Chair	25.0
Audit Committee Participation (non-Chair)	10.0
Compensation Committee Chair	15.0
Compensation Committee Participation (non-Chair)	7.5
Nominating and Governance Committee Chair	10.0
Nominating and Governance Committee Participation (non-Chair)	5.0
Per Meeting Fee	1.5
(1)	Mr. Smurfit, Jr. receives the value of his annual equity compensation in cash due to disparate tax treatment of such awards in Ireland, his country of residence.
Directors are expected to receive 50% of their annual cash compensation in the form of restricted stock awards, with one year vesting and a mandatory “withhold to cover” the taxes payable with respect to the applicable compensation.

EXECUTIVE OFFICERS
Current Executive Officers
The names of our current executive officers, their ages as of April 25, 2023, and their positions are shown below.
Name of Executive Officer	Age	Position	Executive Officer Since
Dermot S. Smurfit	48	Chief Executive Officer	2010
Sylvia Tiscareño	46	Chief Legal Officer & Corporate Secretary	2021
Jan Roos	42	Chief Technology Officer	2022
Brian Chang	41	Interim Chief Financial Officer	2022
Giuseppe Gardali	41	President, B2B	2023
Endre Nesset	34	President, B2C	2022
Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.
Sylvia Tiscareño is our Chief Legal Officer, serving in that role since December 2021. Prior to joining the Company, Ms. Tiscareño served as General Counsel at William Hill US from 2015 to 2021. Prior to that, she was Assistant General Counsel at Aristocrat Technologies, Inc. Her professional experience includes serving as in-house counsel in the commercial real estate development sector, as well as being a litigation attorney for the regional office of an insurance defense law firm. Ms. Tiscareño holds a Bachelor of Arts, Sociology from the University of Nevada-Las Vegas and a Juris Doctorate from Capital University Law School. She brings substantial experience as general counsel and business advisor in the technology, sports, gaming manufacturing, and online gaming industries.
Jan Roos is our Chief Technology Officer, serving in that role since January 2022. Mr. Roos has extensive experience in information technology engineering and software development, with a particular focus on gaming and gambling technologies and systems. Since February 2015, Mr. Roos has served as the Chief Technology Officer of Vincent Group p.l.c., a Malta limited company and wholly owned subsidiary of GAN that does business as “Coolbelt.” From 2009 to 2015, Mr. Roos held positions with Betsson Group including Head of Software Development and Development Centre Manager. Mr. Roos holds a Bachelor’s Degree in network Software Systems from the Tallinn Technical University.
Brian Chang is our Interim Chief Financial Officer, serving in that role since November 2022. Mr. Chang previously served as the Company’s Senior Vice President and Corporate Controller since September of 2021. Prior to his service at the Company, from 2014 to 2021 Mr. Chang served as the Vice President of Accounting and Reporting at Alorica, Inc. Previously, Mr. Chang was an audit manager at Deloitte. Mr. Chang brings substantial experience in financial reporting and process optimization, and has overseen successful integrations, divestitures, and restructuring efforts. Mr. Chang holds a Bachelor of Arts, Economics from the University of California, Irvine and a Masters of Accounting from the University of Southern California.
Giuseppe Gardali is our President of B2B operations, serving in that role since March 2023. Mr. Gardali previously served as the Company’s Senior Vice President, Content Distribution from March 2022 to March 2023. Prior to this position, Mr. Gardali was the Company’s Managing Director, International Market Development from March 2021 to March 2022, where he was responsible for evaluating and supporting merger and acquisition opportunities from a commercial, analytical and technical perspective, as well as overseeing the Company’s Italian operations. Beginning in September 2018, Mr. Gardali had served as the Company’s Managing Director, UK, where he was responsible for global development and support teams, as well as overseeing all European operations.
Endre Nesset is our President of B2C operations since August 2022. Mr. Nesset previously served as the Company’s Senior Vice President, Global Sports at GAN and Coolbet who has industry experience from online gaming across B2C and B2B operations in multiple markets and continents. Prior to joining Coolbet in 2020, he served as the Director of Sports at Gaming Innovation Group.

Summary Compensation Table for Fiscal Years 2022 and 2021
The following table sets forth, in thousands, information regarding compensation earned by or awarded to our Named Executive Officers for services rendered to us in all capacities during the years ended December 31, 2022 and 2021:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dermot S. Smurfit Chief Executive Officer	2022	620.1	399.8	1,860	—	—	58.4	2,938.3
	2021	609.1	547.8	599.9	2,112.0	—	—	3,920.1
Karen Flores Former Chief Financial Officer	2022	488.7	244.3	675.0	—	—	—	1,408.0
	2021	370.2	308.0	410.0	1,706.0	—	—	2,848.2
Don Ryan Former President, Enterprise Solutions	2022	445.1	197.3	600.0	—	—	6.1	1,248.5
	2021	346.9	124.0	400.0	1,642.7	—	—	2,513.6
Sylvia Tiscareño, Chief Legal Officer	2022	368.1	7.0	406.3	—	—	—	781.4
	2021(3)	—	—	—	—	—	—	—
Jan Roos, Chief Technology Officer	2022(4)	221.3	60.2	—	338.9	—	6.1	620.4
(1)
Reflects the aggregate grant date fair value of restricted stock awards granted to the Named Executive Officers in each fiscal year, computed in accordance with ASC 718 – Compensation—Stock Compensation.

(2)
Reflects the aggregate grant date fair value of stock option awards granted to the Named Executive Officers in each fiscal year, computed in each case in accordance with ASC 718 – Compensation—Stock Compensation. Refer to the Outstanding Equity Awards at Fiscal Year End table below for details of these grants. Assumptions used to calculate these amounts are described in Note 9 – Share-based Compensation to our annual financial statements for the year ended December 31, 2022, which is contained in the 2022 Annual Report.

(3)	On December 19, 2021, Sylvia Tiscareño was appointed to the position of Chief Legal Officer and did not receive compensation until January 2022.
(4)	On January 13, 2023, Jan Roos was promoted to the office of Chief Technology Officer.
Narrative Disclosure to Summary Compensation Table
Each of our executive officers is employed pursuant to the terms of a written employment agreement, as follows:
Dermot S. Smurfit. Mr. Smurfit’s employment agreement, dated March 26, 2019, which was supplemented by an offer letter, which provided that he was employed as GAN’s Chief Executive Officer at an annual base salary of $424,320, and is eligible for additional bonus and incentive compensation as approved by GAN’s Board of Directors. See discussion of his revised employment agreement below.
Karen Flores. Ms. Flores’ employment agreement, dated January 13, 2020, which was supplemented by an offer letter and a Variation to Employment Agreement, provides that she is employed as GAN’s Chief Financial Officer at an annual base salary of $350,000. Ms. Flores is also eligible for an annual bonus equal to 50% of her then current annual base salary and was issued 150,000 stock options on the commencement of her employment. See discussion of her revised employment agreement and severance agreement below.
During the year ended December 31, 2021, our Board of Directors, upon the recommendation of the Compensation Committee, awarded additional bonus compensation to our executive officers. Such bonus compensation is paid in 2022 and reflected in the bonus amounts in 2022. The Compensation Committee did not award additional bonus compensation to our executive officers in relation to the year ended December 31, 2022.
Effective March 1, 2021, GAN entered into new employment agreements with each of Dermot S. Smurfit, Karen Flores and Don Ryan (the “New Employment Agreements”). The New Employment Agreements provide for annual base salaries (the “Base Salary”) for Dermot S. Smurfit, Karen Flores and Don Ryan in the initial amounts of $620,000, $375,000 and $350,000, respectively. Each New Employment Agreement provides that each executive officer shall have an annual target cash bonus opportunity equal to 100% of the executive officer’s base salary (the “Target Bonus”), based 50% upon GAN’s performance, with such performance goals to be set annually by the Compensation Committee, and 50% upon the executive officer meeting certain performance objectives to be defined by the Chief Executive Officer in consultation with the Compensation Committee, which shall relate to the Board of

Directors’ adoption of the operating budget for each fiscal year during the term of executive officer’s employment. Additionally, each executive officer shall be eligible to receive an annual equity award (the “Equity Award”), in an amount and on the terms and conditions established by the Compensation Committee.
The New Employment Agreements include standard benefits, as well as customary non-solicitation, intellectual property and invention assignment and confidentiality provisions. The New Employment Agreements include non-compete restrictions lasting one year following termination of employment, subject to applicable restrictions under state law. In exchange for the executive officer’s non-compete covenant, GAN shall continue to pay the executive officer’s Base Salary during the non-compete period, until the executive officer begins employment with another company.
In the event that of a change-in-control, as defined in the New Employment Agreements, each executive officer will be entitled to additional payments. If a change-in-control occurs, GAN will pay an executive officer a transaction bonus in an amount equal to 100% of the officer’s base salary. The bonus will be paid in a lump sum within ten (10) calendar days of the change-in-control. Additionally, if the executive officer’s employment is terminated by GAN without cause or by the executive officer for good reason within three (3) months before or two (2) years after a change-in-control occurs, all of the executive officer’s equity awards accelerate and become fully vested.
In the event GAN terminates an executive officer without Cause or an executive officer terminates his or her employment with Good Reason, the executive officer shall be entitled to receive (a) the Accrued Payments, (b) cash severance in an amount equal to one times the sum of the executive officer’s then-current Base Salary and Target Bonus (one and one-half times, in the case of Mr. Smurfit), (c) a pro rata portion of the Target Bonus for the year in which the termination occurs, (d) pro-rated acceleration of vesting on Equity Awards, and (e) an amount equal to COBRA premiums for a period of 12 months (18 months in the case of Mr. Smurfit).
Under the terms of the New Employment Agreements, in the event of a Change in Control (as defined in the New Employment Agreement), GAN will pay to the executive officer a cash transaction bonus in an amount equal to one times the executive officer’s then current Base Salary. Additionally, if the executive officer’s employment is terminated by GAN without Cause or by the executive officer for Good Reason during the period three months before or two years after a Change in Control, then the executive officer shall be entitled to receive (a) cash severance in an amount equal to one and one-half times the sum of the executive officer’s then current Base Salary and Target Bonus (two and one-half times, in the case of Mr. Smurfit), provided that any transaction bonus previously paid will be credited against the severance payment, (b) a pro-rata portion of the Target Bonus for the year in which the termination occurs, (c) acceleration of vesting on all of the executive officer’s outstanding Equity Awards, and (d) an amount equal to COBRA premiums for a period of 18 months (30 months in the case of Mr. Smurfit).
Tiscareño Employment Agreement
Sylvia Tiscareño entered into an Executive Employment Agreement with the Company on December 19, 2021 (the “Tiscareño Employment Agreement”) to fulfill the duties to the Company as Chief Legal Officer. The terms of the Tiscareño Employment Agreement provided for an annual base salary of $350,000 with an optional increase to $400,000 pending success of certain performance criteria, to be awarded beginning April 1, 2022. Ms. Tiscareño was made eligible to earn an annual target bonus equal to 100% of her annual base salary, as further detailed in the Tiscareño Employment Agreement. Additionally, Ms Tiscareño was made eligible to receive certain equity awards, which included (i) a one-time equity award grant of 20,000 shares of the Company’s common stock that would fully vest on December 31, 2022, (ii) an equity award valued at $525,000 before the end of the first quarter of 2022, and (iii) an annual grant of restricted stock units. The Tiscareño Employment Agreement include standard benefits, as well as customary non-solicitation, intellectual property and invention assignment and confidentiality provisions. The Tiscareño Employment Agreement includes a non-compete restriction lasting one year following termination of employment, subject to applicable restrictions under state law. In exchange for her non-compete covenant, the Company shall continue to pay Ms Tiscareño’s annual base salary during the non-compete period. In the event of a change-in-control, as defined in the Tiscareño Employment Agreement, Ms Tiscareño will be entitled to a transaction bonus in an amount equal to 100% of her annual base salary. The bonus will be paid in a lump sum within ten (10) calendar days of the change-in-control. Additionally, if Ms Tiscareño’s employment is terminated by the Company without cause or by the executive officer for good reason within three (3) months before or two (2) years after a change-in-control occurs, all of her equity awards accelerate and become fully vested. Additionally, Ms Tiscareño is eligible to receive, in the event of termination without cause or termination with good reason, a cash severance equal to 1.5 times the then-current annual base salary, a pro-rata bonus, and COBRA premiums for a period of 12 months.

Roos Employment Contract
Jan Roos entered into an Employment Contract with the Company on January 13, 2022 (the “Roos Employment Contract”) to fulfill the duties to the Company of Chief Technology Officer. Mr. Roos’ place of employment is Tallin, Estonia and he earns 17500 Euros per month. Pursuant to the terms of the Roos Employment Contract, Mr. Roos is eligible to earn a target bonus equal to 100% of his base salary, as determined by the Company’s compensation committee of the Board. Mr. Roos is subject to a three year confidentiality obligation, a one year non-compete, and intellectual property restrictions. In the event of a change-in-control, Mr. Roos will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary. The bonus will be paid in a lump sum within ten (10) calendar days of the change-in-control. Additionally, if Mr. Roos’ employment is terminated by the Company pursuant to applicable law or by the executive officer for good reason within three (3) months before or two (2) years after a change-in-control occurs, all of his equity awards accelerate and become fully vested. Additionally, Mr. Roos is eligible to receive, in the event of termination without cause or termination with good reason, a cash severance equal to 1.5 times the then-current annual base salary and a pro-rata bonus.
Flores Separation Agreement
Effective December 28, 2022, GAN entered into a separation and release agreement (the “Separation Agreement”) with Ms. Flores following her resignation from her position effective November 25, 2022.
Under the terms of the Separation Agreement, in exchange for a general release of claims and subject to compliance with the terms of the Separation Agreement, Ms. Flores was entitled to (i) a lump sum payment of $300,000, (ii) restricted stock units with a deemed value of $225,000, which stock units immediately vested upon expiration of the revocation period (as defined in the agreement), (iii) vesting of the 127,119 restricted stock units issued to Ms. Flores in March of 2022, also upon expiration of the revocation period, and (iv) a three-year extension of the exercise period for certain outstanding options. Under certain circumstances, the Company is obligated to make certain additional payments in the event the value of the stock underlying the RSUs is less than a specified amount on the date of sale by Ms. Flores.
In addition, the Separation Agreement provides that Ms. Flores would provide financial consulting services to the Company beginning on the date of the Agreement through March 31, 2023 for consideration of $225,000, payable in three equal monthly installments.

Outstanding Equity Awards at Fiscal Year End 2022
The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2022.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Dermot S. Smurfit	154,811	—	1.31	7/17/2027	350,282	525.4
	50,000	—	2.18	12/11/2028	—	—
	225,000	—	3.62	10/1/2029	—	—
	156,250	93,750	18.19	6/15/2030	—	—
	74,250	87,750	25.33	2/26/2031	—	—
Karen Flores	100,000	—	3.32	12/27/2025	—	—
	90,625	—	18.19	12/27/2025	—	—
	56,249	—	25.33	12/27/2025	—	—
Don Ryan	50,000	—	8.35	4/29/2029	—	—
	31,250	—	18.19	6/15/2030		—
	55,125	—	25.33	2/26/2031	—	—
Sylvia Tiscareño	—	—	8.35	4/29/2029	76,530	114.8
Jan Roos	13,854	21,146	17.89	5/4/2031	—	—
	—	37,303	0.01	1/26/2032	—	—
	16,318	—	0.01	4/27/2032	—	—
(1)	Options granted under the 2020 Plan (as defined below) with a term of ten years, which vest 25% after one year and then monthly over the next 36 months thereafter, subject to continuing service.
(2)	Restricted stock units awarded under the 2020 Plan (as defined below) which vest 25% on the anniversary of the grant date.
(3)	The aggregate market value is determined by multiplying the number of shares that have not vested by $1.50 per share, the closing price of our ordinary shares on December 31, 2022.

PROPOSALS
Proposal No. 1 – Election of Directors
Classified Board
Our bye-laws provide that the directors of the Company are divided into three classes, as nearly equal in number as reasonably possible. The Board of Directors is currently allocated into the following rotation dates: 2023 Seamus McGill and Dermot S. Smurfit; 2024 Michael Smurfit Jr. and Susan Bracey; 2025 David Goldberg and Eric Green. At the annual meeting, three director positions will be subject to re-election—the positions held by Seamus McGill, Dermot S. Smurfit, and Eric Green.
Nomination Process
Our Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election or appointment after carefully considering all candidates, taking into account the qualifications set forth in the Nominating and Corporate Governance Committee Charter and all factors the Committee considers appropriate.
As part of its evaluation of Board composition, the Nominating and Corporate Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, characteristics relevant to gender and diversity requirements, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Corporate Governance Committee assesses the effectiveness of these efforts when evaluating the composition of the Board of Directors as part of the annual nomination process.
The Nominating and Corporate Governance Committee considers shareholder nominees submitted in accordance with our bye-laws, and evaluates candidates recommended by shareholders in the same manner as all other candidates brought to the attention of the Nominating and Corporate Governance Committee. Shareholder recommendations may be submitted to the Nominating and Corporate Governance Committee in care of the Corporate Secretary at the address set forth above under “CORPORATE GOVERNANCE—Communication with Our Board of Directors.”
Nominees for Election
Based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Seamus McGill and Dermot S. Smurfit to be elected to serve on our Board of Directors until they are next up for election at the 2026 Annual Meeting of Shareholders, and Eric Green to be elected to serve on our Board of Directors until he is next up for election at the 2025 Annual Meeting of Shareholders, subject to their prior death, resignation, retirement, disqualification or removal in accordance with our bye-laws.
Seamus McGill, Dermot S. Smurfit, and Eric Green are each current directors and have consented to being named in this Proxy Statement and serving on the Board if elected. Biographical information about each of the nominees is included above under “DIRECTORS”.
If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies for the Annual Meeting will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.
There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.
Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee.
Vote Required
Our bye-laws provide that election of a director in an uncontested election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.
Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Grant Thornton LLP has served as the independent auditor for Vincent Group plc, doing business as Coolbet, which we acquired effective January 1, 2021. Representatives of Grant Thornton LLP are expected to be at the Annual Meeting, to be available to answer appropriate questions and make a statement should they choose to do so.
Grant Thornton LLP has served as our independent auditor since the year ended December 31, 2021.
Under the terms of our bye-laws, the independent auditor is appointed by the vote of the shareholders. Our Board of Directors has the authority under our bye-laws, which it has delegated to the Audit Committee, to appoint an independent auditor to fill a vacancy should our independent auditor resign.
Changes in GAN’s Certifying Accountant
On June 2, 2021, GAN received notice from BDO, LLP (“BDO USA”) that it had ceased providing services as the GAN’s independent registered public accounting firm effective May 27, 2021, as a result of the audit committee’s notification to BDO USA of its dismissal. GAN subsequently advised BDO USA that the audit committee had not taken formal action to dismiss BDO USA, and did not have statutory authority under Bermuda Law to remove an independent auditor. On June 4, 2021 BDO USA notified GAN that it maintains that it was dismissed effective May 27, 2021. On June 8, 2021 GAN’s audit committee determined to treat BDO USA’s June 2, 2021 notice as the termination of its position as the Company’s independent registered public accounting firm.
BDO USA was engaged as GAN’s independent registered public accounting firm on April 16, 2021, succeeding BDO, LLP who had served as GAN’s independent registered public accounting firm since 2012. BDO USA conducted a review of GAN’s financial results for the quarterly period ended March 31, 2021. BDO USA has never issued a report on GAN’s consolidated financial statements.
Since its engagement on April 16, 2021 through June 2, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO USA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO USA, would have caused BDO USA to make reference thereto in its reports on the Company’s consolidated financial statements for 2021. Since BDO USA’s engagement on April 16, 2021 and through June 2, 2021, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided BDO USA with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO USA furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO USA agrees with the statements set forth above. A copy of BDO’s letter, dated June 11, 2021 is filed as Exhibit 16.1 to the Company’s Form 8-K filed on June 15, 2021.
On July 7, 2021, the Audit Committee and the Board of Directors of GAN Limited (the “Company”) approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective immediately.
During the fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period through July 7, 2021, neither the Company, nor anyone on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Auditors
The following table presents fees billed, in thousands, for professional audit services rendered by Grant Thornton LLP in connection with its audits of GAN’s annual financial statements for the fiscal years ended December 31, 2022 and 2021 respectively.
	2022	2021
Audit Fees(1)	$1,333	$2,453
Audit-Related Fees(2)	195
Tax Fees(3)	15	—
All Other Fees	—	—
Total	$1,543	$2,453
(1)
Audit Fees consist of fees for professional services rendered in connection with the audit of GAN’s annual financial statements, for the review of the financial statements included in GAN’s interim reports and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees for services provided by GT, LLP related to service organization controls (SOC) reports.
(3)	Tax Fees consist of fees for value-added tax (“VAT”) return and corporate tax return services for two of the Company’s European subsidiaries.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Grant Thornton LLP during the fiscal years ended December 31, 2022, and 2021, respectively, were pre-approved by the Audit Committee.
Vote Required
Approval of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.
Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Proposal No. 3 – Vote to approve an Amendment to the 2020 Equity Incentive Plan
The purpose of the 2020 Equity Incentive Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders. Our Board of Directors believes that the continued growth of the company depends, in large part, upon our ability to attract, retain and motivate key personnel, and that equity incentive awards are an important means of attracting, retaining and motivating talented personnel. The amendment to the 2020 Equity Incentive Plan (the “Amendment”) would (i) eliminate the accrual of dividends on unvested equity, (ii) add a minimum vesting requirement such that awards granted under the amended plan will not vest earlier than the first anniversary of the applicable grant date (subject to limited exceptions), and (iii) increase the maximum number of ordinary shares that may be issued pursuant to awards granted thereunder from 9,275,342 ordinary shares to 10,775,342 ordinary shares. The Amendment is subject to approval by our shareholders at the Annual Meeting. If the amendment is not approved by our shareholders, it will not be implemented in the form proposed.
Vote Required
Approval of the Amendment to the 2020 Equity Incentive Plan requires the affirmative vote of a majority of our ordinary shares outstanding.
Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.
Reasons for the Amendment
Our 2020 Equity Incentive Plan initially authorized 4,400,000 ordinary shares that may be issued pursuant to awards granted thereunder, subject to an annual increase of the lesser of 4% of the previous year’s total outstanding ordinary shares on December 31st or as determined by the Board of Directors. As of March, 31, 2023, after giving effect to such annual increases, the 2020 Equity Incentive Plan provided for grants of up to 9,275,342 ordinary shares. On April 25, 2023, our Board of Directors approved an amendment of our 2020 Equity Incentive Plan to increase the maximum number of common shares that may be issued pursuant to awards granted thereunder from 9,275,342 ordinary shares to 10,775,342 ordinary shares (resulting in 1,500,000 additional shares), subject to approval of the proposed amendment by our shareholders at the Annual Meeting. A copy of the text of the proposed amendment of the 2020 Equity Incentive Plan, showing the effects of the Amendment, is attached to this proxy statement as Annex A.
When our Board and our shareholders approved the initial share pool under the 2020 Equity Incentive Plan, we expected the share pool to be sufficient to cover anticipated equity awards for the next three to four years, subject to material changes in business conditions or our compensation programs, our ability to hire and retain key employees, and retention considerations for existing equity awards. However, our prior expectation for the share pool was adversely impacted by employee hiring and turnover, challenging operational, industry and macroeconomic conditions, and our stock price volatility and price declines. Due to these factors, the share reserve under the current 2020 Equity Incentive Plan has been significantly depleted since the Company originally adopted the 2020 Equity Incentive Plan. As a result, the original share pool of 4,400,000 shares and the evergreen refresh was sufficient for just two years.
If our shareholders do not approve the increase, we may not have sufficient shares to cover equity award grants in the second quarter of 2023 and our ability to fully utilize an important compensation tool that is key to our ability to attract, motivate, reward and retain our key employees and directors may be impaired.

Current Overview of Outstanding Equity Information
The 2020 Equity Incentive Plan is the only active equity plan under which we may grant equity awards. In setting and recommending to shareholders the number of additional shares to authorize under the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2020 Equity Incentive Plan as follows as of December 31, 2022:
Available Shares: 864,009
Total Shares Issued Pursuant to the Plan: 6,695,565
Option Awards Outstanding: 3,447,155
Weighted Average Exercise Price: $9.12
Weighted Average Term (years): 6.59
When considering the number of additional shares to add to the 2020 Equity Incentive Plan, the Compensation Committee and the Board reviewed, among other things, the potential dilution to our current shareholders as measured by burn rate and overhang, projected future share usage and projected future forfeitures. Depending on assumptions, the 1.5 million shares to be added to the 2020 Equity Incentive Plan pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2020 Equity Incentive Plan from forfeitures of awards granted under the plan, are projected to satisfy our equity compensation needs through 2026. In light of the factors considered by the Board and Compensation Committee, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all shareholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing shareholder dilution.
We have also made several important changes to the equity plan including:
•	Added a minimum vesting requirement that does not allow equity awards to vest in less than 12 months following the date of grant; and
•	Remove accrual of dividends for unvested equity.
Other key features of the Equity Incentive Plan include:
•	No liberal share recycling;
•	No liberal CIC vesting risk;
•	No acceleration of time-based awards or performance-based awards upon a CIC unless shares are not assumed, substituted or continued;
•	Option repricing prohibited; and
•	No reload options.
In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.
2020 Equity Incentive Plan
The 2020 Equity Incentive Plan provides for grants of incentive stock options (“ISO), nonstatutory stock options (“NQSO”), stock appreciation rights (“SARs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), and other stock-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2020 Plan. The purpose of the 2020 Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants (“Participants”) by providing them with appropriate incentives and rewards through their acquisition of a proprietary interest in our long-term success. Set forth below is a summary of the material terms of the 2020 Plan.
The 2020 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) RSUs, and (5) other equity awards.

The vesting of equity awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the Participant and the Company.
Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2020 Plan. The 2020 Plan Committee determines, in its discretion, the selected Participants who will be granted awards under the 2020 Plan. Provided that the Board affirmatively acts to implement such a process, the 2020 Plan also provides that non-employee directors may elect to receive stock grants or stock units (which would be issued under the 2020 Plan) in lieu of fees that would otherwise be paid in cash.
Shares Subject to the 2020 Plan. If the Amendment is approved, the maximum number of ordinary shares that can be issued under the 2020 Plan will be 10,775,342 shares. In addition, on January 20th of each calendar year through 2029, this share limit shall be increased by the lesser of (i) four percent of the outstanding ordinary shares of GAN Limited (rounded down to the nearest whole number) as of the close of business on the preceding December 31st or (ii) some lesser whole number than the number determined under clause (i) as determined by the Board (which may be zero). A share that is issued pursuant to 2020 Plan award shall count as the issuance of one (1) share and thereby reduce the remaining number of shares available for future issuance under the 2020 Plan. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2020 Plan. But in all other cases, regardless of the actual number of shares issued to the award holder, the gross number of shares for which compensation is being provided (including any shares used to pay an award’s exercise price or tax withholding obligations) count against the 2020 Plan’s share limit. No fractional shares may be issued under the 2020 Plan. No shares will be issued with respect to a Participant’s award unless applicable tax withholding obligations have been satisfied by the Participant.
Administration of the 2020 Plan. The 2020 Plan is administered by our Board’s Compensation Committee, acting as the 2020 Plan Committee, which consists of independent Board members as specified under Nasdaq rules. With respect to certain awards issued under the 2020 Plan, the members of the 2020 Plan Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Securities Exchange Act of 1934. Subject to the terms of the 2020 Plan, the 2020 Plan Committee has the sole discretion, among other things, to:
•	Select the individuals who will receive awards,
•	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule),
•	Correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award agreement,
•
Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2020 Plan,

•	Permit a participant to defer compensation to be provided by an award, and
•	Interpret the provisions of the 2020 Plan and outstanding awards.
The 2020 Plan Committee (or the Board) may suspend vesting, settlement, or exercise of awards pending a determination of whether a Participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the 2020 Plan Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2020 Plan. In addition, the 2020 Plan Committee may use the 2020 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.
Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2020 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the Participant. The Board or the 2020 Plan Committee need not adopt the same rules for each award or Participant.
The 2020 Plan Committee will decide the effect of a change in control of the Company on outstanding awards. The 2020 Plan Committee may, among other things, provide that awards will fully vest and/or be canceled upon a change in control, or fully vest upon an involuntary termination of employment following a change in control. The 2020 Plan Committee may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.
Term of the 2020 Plan. The 2020 Plan is in effect for ten years from the date of adoption, or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the Plan.
Governing Law. The 2020 Plan shall be governed by the laws of the state of New York except for conflict of law provisions.
Amendment and Termination of the 2020 Plan. The Board generally may amend or terminate the 2020 Plan at any time and for any reason, except that it must obtain shareholder approval of material amendments to the extent required by applicable laws, regulations or rules. The 2020 Plan expressly provides that the Board can amend the 2020 Plan to take into account changes in securities laws (including, without limitation, Rule 16b-3 of the Securities Exchange Act of 1934), federal income tax laws and other laws without obtaining shareholder approval.
The full text of the 2020 Equity Incentive Plan, showing the effects of the Amendment, is attached as Annex A.
Other Matters
We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

OTHER INFORMATION
Report of the Audit Committee of the Board Of Directors*
As of April 28, 2023, the date of this report, the Audit Committee of the Board of Directors was comprised of David Goldberg, who serves as Chair, Susan Bracey, and Michael Smurfit Jr. Each member is an independent director under Nasdaq and the SEC rules. The Audit Committee operates pursuant to a charter that is available on our website at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of GAN’s financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting.
The Audit Committee is responsible for the selection and oversight of the work performed by GAN’s independent registered public accounting firm. In fulfilling its oversight responsibility the Audit Committee reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence, performance of the independent auditors and the extent to which the independent auditors may be retained to perform non-audit services.
For the year ended December 31, 2022, GAN’s independent audit firm was Grant Thornton LLP. The Audit Committee has reviewed and discussed with management and Grant Thornton LLP the audited consolidated financial statements in GAN’s annual report on Form 10-K for the year ended December 31, 2022. The Audit Committee has also discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in GAN’s annual report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Submitted by the Audit Committee:
David Goldberg, Chair

Susan Bracey

Michael Smurfit Jr.
*
The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

Security Ownership Of Certain Beneficial Owners And Management
The following table sets forth certain information known to us regarding beneficial ownership of our ordinary shares outstanding as of April 25, 2023 for:
•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of 5% or more of our outstanding ordinary shares;
•	each of our directors and director nominees;
•	each of our Named Executive Officers; and
•	all of our current directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of ordinary stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 44,450,841 ordinary shares deemed to be outstanding as of April 25, 2023. In accordance with the SEC rules, when computing the number of shares of ordinary stock beneficially owned and the percentage ownership of a person, we include the ordinary shares subject to options held by that person that are exercisable or will become exercisable within 60 days of April 25, 2023, but we do not include those ordinary shares underlying options when computing the percentage ownership of any other person.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% or Greater Shareholders
Antara Capital LP 55 Hudson Yards, 47TH Floor, Suite C New York, NY 10001	2,737,453(1)	6.2%
The Goldman Sachs Group, Inc. 200 West Street New York, NY 10282	2,137,002(2)	4.8%
Directors, Nominees and Named Executive Officers
Dermot S. Smurfit	2,506,021(3)	5.5%
Michael Smurfit Jr.	456,905(4)	1.0%
Seamus McGill	282,085(5)	*
David Goldberg	197,162(6)	*
Jan Roos	84,400(7)	*
Sylvia Tiscareño	51,520	*
Susan Bracey	17,501	*
Eric Green	10,000	*
All directors and executive officers as a group (11 persons)	3,915,652(8)	8.5%
*	Represents less than 1%
(1)
Based on Schedule 13G filed with the SEC on February 14, 2023 by Antara Capital LP, Antara Capital GP LLC, and Himanshu Gulati. The Reporting Persons have shared power to vote 2,737,453 and shared power to dispose 2,737,453.

(2)
Based on a Schedule 13G filed with the SEC on February 8, 2023 by The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC. The Reporting Persons have shared power to vote 2,137,002 shares and shared power to dispose 2,137,002 shares.

(3)	Includes 708,436 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.
(4)	Includes 175,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.
(5)	Includes 200,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.
(6)	Includes 149,999 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.
(7)	Includes 43,872 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.
(8)	Includes 1,463,094 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 25, 2023.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of GAN’s securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the insiders’ forms filed with the SEC during 2022 and representations made by the directors and executive officers, all of our officers, directors and holders of more than 10% of the outstanding securities of GAN complied with the filing requirements pursuant to Section 16(a) of the Exchange Act, with the exception of the following: (i) one late Form 4 was filed by each of Mses. Tiscareño, Flores, and Bracey, and Messrs. Smurfit, Ryan, Green to report the grant of restricted stock units; (ii) one late Form 4 was filed by Mr. Nesset to report four grants of stock options; (iii) one late Form 4 was filed by Mr. Chang to report two grants of restricted stock units; (iv) three late Form 4s were filed by Mr. Roos, two to report the grant of one stock option and one to report two grants of stock options; (v) two late Form 4s were filed by Mr. Karlsen, one to report the grant of two stock options and one to report the grant of four stock options; (vi) three late Form 4s were filed by Mr. McGill, one to report the grant of restricted stock units, another to report two grants of restricted stock units, and the third to report the purchase of shares and conversion of restricted stock units.
Equity Compensation Plan Information
Securities authorized for issuance under equity compensation plans
The following table provides information relating to our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had the GAN Limited 2020 Equity Incentive Plan and the GAN Limited Employee Stock Purchase Plan, which were approved by our Board of Directors and our shareholders.
	Equity Compensation Plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)(2)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	4,618,526	$13.05	1,024,192
Equity compensation plans not approved by shareholders	—	—	—
Total	4,618,526		1,024,192
(1)	Excludes 1,715,768 additional ordinary shares that became available for issuance under the GAN Limited 2020 Equity Incentive Plan on January 20, 2023.
(2)	Excludes 100,000 additional ordinary shares that became available for issuance under the GAN Limited Employee Stock Purchase Plan on February 1, 2023.
Reducing Duplicate Mailings
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Availability or, if you have requested printed copies, only one set of printed proxy materials is delivered to multiple shareholders sharing an address, unless contrary instructions have been received from one or more of the shareholders. If you are a shareholder sharing an address, you can request a separate Notice of Availability or copy of the proxy materials by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

Additional Information
For further information about GAN, please refer to the 2022 Annual Report. The 2022 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.gan.com. You may also obtain a copy by sending a written request to GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary.
By Order of the Board of Directors,

Sylvia Tiscareño

Corporate Secretary

ANNEX A
GAN LIMITED

2020 EQUITY INCENTIVE PLAN

(as amended on ~~July 2, 2020~~ April 25, 2023)
SECTION 1. INTRODUCTION.
The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Selected Service Providers an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Selected Service Providers to continue to provide services to the Company and to attract new individuals with outstanding qualifications.
The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, and/or Other Equity Awards.
This Plan was originally adopted on the Adoption Date and was approved by the Company’s shareholders on the Shareholder Approval Date. On the Restatement Date, the Board amended and restated the Plan as set forth herein.
Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any applicable Award Agreement.
SECTION 2. DEFINITIONS.
If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.
(a) “Adoption Date” means May 4, 2020.
(b) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.
(c) “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, or Other Equity Award under the Plan.
(d) “Award Agreement” means an agreement between the Company and a Selected Service Provider evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, or Other Equity Award as applicable.
(e) “Board” means the Board of Directors of the Company, as constituted from time to time.
(f) “Cashless Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 15(b).
(g) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) Participant’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Participant’s continuing intentional or habitual failure to perform stated duties, (iii) Participant’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), (iv) Participant’s material breach of any provision of an employment or independent contractor agreement with the Company, or (v) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company Group’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (v), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are Board members or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.
(h) “Change in Control” means the consummation of any one or more of the following:
(i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which fifty percent (50%) or more of the total number of votes for the election of the Board may be cast;
(ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;
(iii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;
(iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities.
A transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.
(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.
(j) “Committee” means a committee described in Section 3.
(k) “Company” means GAN Limited a Bermuda exempted company limited by shares.
(l) “Company Group” means the Company and any Parent, Subsidiary and Affiliate of the Company, now or hereafter existing.
(m) “Consultant” means an individual or entity which performs bona fide services to the Company Group, other than as an Employee or Non-Employee Director.
(n) “Date of Grant” means the date the Committee (or the Board, as the case may be) takes formal action designating that a Participant shall receive an Award, notwithstanding the date the Participant accepts the Award, the date the Company and the Participant enter into a written agreement with respect to the Award, or any other date.
(o) “Disability” means the following:
(i) For all ISOs, the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code;
(ii) For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of a Participant within the meaning of Section 409A of the Code; or
(iii) For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, a person is unable to engage in any substantial gainful activity or which can be expected to result in death.
Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company and the person shall be final and conclusive for all purposes of the Awards.
(p) “Employee” means any individual who is a common-law employee of the Company Group. An employee who is also serving as a member of the Board is an Employee for purposes of this Plan.
(q) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(r) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Award Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.
(s) “Fair Market Value” means the market price of a Share, determined by the Committee as follows:
(i) If the Shares were traded on a stock exchange (such as the NYSE, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the most recent trading date prior to the date of determination;
(ii) If the Shares were traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board on the most recent trading date prior to such date; and
(iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.
Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.
(t) “Fiscal Year” means the Company’s fiscal year.
(u) “GAAP” means United States generally accepted accounting principles as established by the Financial Accounting Standards Board.
(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.
(w) “ISO Limit” means the maximum aggregate number of Shares that are permitted to be issued pursuant to the exercise of ISOs granted under the Plan as described in Section 5(a).
(x) “Net Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 15(b) to satisfy applicable tax withholding obligations.
(y) “Non-Employee Director” means a member of the Board who is not an Employee.
(z) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.
(aa) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Award Agreement.
(bb) “Optionee” means an individual, estate or other entity that holds an Option.

(cc) “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, or Restricted Stock Grant) which derives its value from the value of Shares and/or from increases in the value of Shares.
(dd) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Adoption Date shall be considered a Parent commencing as of such date.
(ee) “Participant” means an individual or estate or other entity that holds an Award.
(ff) “Plan” means this GAN Limited 2020 Equity Incentive Plan as it may be amended from time to time.
(gg) “Prior Plan Award” means a Substitute Award for a share option that was granted under a Prior Plan and which option has been assumed under this Plan in accordance with Section 6(e). It is intended that the exercise price and number of shares (after adjustment for any exchange ratio and currency conversion), vesting, and option term of any Prior Plan Awards shall generally be the same in the applicable Substitute Award provided however that the other terms and conditions of the Plan and Substitute Award Agreement shall govern the Option that replaces the Prior Plan Award.
(hh) “Prior Plans” means collectively the GAN plc Share Option Plan 2019 and the GAN plc Share Option Plan 2017, and the Game Account Share Option Plan 2013, each as in effect immediately before the Adoption Date.
(ii) “Qualified Note” means a recourse note, with a fixed market rate of interest, that may, at the discretion of the Committee, be secured by Shares or otherwise.
(jj) “Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.
(kk) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.
(ll) “Restatement Date” means July 2, 2020.
(mm) “Restricted Stock Grant” means Shares awarded under the Plan as provided in the applicable Award Agreement.
(nn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(oo) “SEC” means the United States Securities and Exchange Commission.
(pp) “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.
(qq) “Securities Act” means the United States Securities Act of 1933, as amended.
(rr) “Selected Service Provider” means an Employee, Consultant, or Non-Employee Director who has been selected by the Committee to receive an Award under the Plan.
(ss) “Separation From Service” has the meaning provided to such term under Code Section 409A and the regulations promulgated thereunder.
(tt) “Service” means uninterrupted service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer a member of the Company Group. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company Group in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Employee’s outstanding ISOs are eligible to continue to qualify as ISOs (and not become NSOs), an Employee’s Service will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service commences and terminates for all purposes under the Plan. For avoidance of doubt, a Participant’s Service shall not be deemed terminated if the Committee determines that (i) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Parent or Affiliate in which the Company or a Subsidiary or Parent or Affiliate is a party is not considered a termination of Service, (ii) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (iii) the Participant transfers between service as an Employee and that of a Non-Employee Director (or vice versa). The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.
(uu) “Share” means one ordinary share of the Company, par value of $0.01, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.
(vv) “Share Limit” means the maximum aggregate number of Shares that are permitted to be issued under the Plan as described in Section 5(a).
(ww) “Shareholder Approval Date” means the date that the Company’s shareholders approve this Plan.
(xx) “Specified Employee” means a Participant who is considered a “specified employee” within the meaning of Code Section 409A.
(yy) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in the applicable Award Agreement.
(zz) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan, as provided in the applicable Award Agreement.
(aaa) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.
(bbb) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by a Company Group member or with which any member of the Company Group combines.
(ccc) “Termination Date” means the date on which a Participant’s Service terminates.
(ddd) “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
SECTION 3. ADMINISTRATION.
(a) Committee Composition. A Committee (or Committees) appointed by the Board (or its Compensation Committee) shall administer the Plan. Unless the Board provides otherwise, the Board’s Compensation Committee (or a comparable committee of the Board) shall be the Committee. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.
To the extent required to enable Awards to be exempt from liability under Section 16(b) of the Exchange Act, the Committee shall have membership composition which enables Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act.
The Board or the Committee may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, that may administer the Plan with respect to Selected Service Providers who are not Section 16 Persons, may grant Awards under the Plan to such Selected Service Providers and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.
(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:
(i) determining Selected Service Providers who are to receive Awards under the Plan;
(ii) determining the type, number, vesting requirements, and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;
(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;
(iv) accelerating the vesting or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;
(v) permitting or denying, in its discretion, a Participant’s request to transfer an Award;
(vi) permitting or requiring, in its discretion, a Participant to use Cashless Exercise, Net Exercise and/or Share withholding;
(vii) interpreting the Plan and any Award Agreements;
(viii) making all other decisions relating to the operation of the Plan;
(ix) making such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan; and
(x) granting Awards to Selected Service Providers who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.
The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.
The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee. The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant. The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.
(c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Memorandum of Association or Bye-laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
SECTION 4. GENERAL.
(a) General Eligibility. Only Employees, Consultants, and Non-Employee Directors shall be eligible for designation as Selected Service Providers by the Committee.
(b) Incentive Stock Options. Only Selected Service Providers who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Selected Service Provider who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Company or Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option Award, the Participant agrees in advance to such disqualifying action(s).
(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.
(d) No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder (including without limitation voting rights or dividend or distribution rights) with respect to any Shares covered by an Award until such person becomes entitled to receive such Shares, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 12.
(e) Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):
(i) if the Service of a Participant is terminated for Cause, then all of his/her then-outstanding Options, SARs, and unvested portions of all other Awards shall terminate and be forfeited immediately without consideration as of the Termination Date;
(ii) if the Service of Participant is terminated due to Participant’s death or Disability, then the vested portions of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within twelve months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date; and
(iii) if the Service of Participant is terminated for any reason other than for Cause or death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within three months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date.
(f) Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or an Award are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award Agreement or Participant’s employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 4(f), then such provisions in the Award or employment agreement shall govern.
(g) Suspension or Termination of Awards. If at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause. If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.
(h) Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.
(i) Unfunded Plan. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.
(j) Liability of Company. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.
(k) Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(l) Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate Date of Grant fair market value of any Restricted Stock Grants or Stock Units issued pursuant to this Section 4(l) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(l) and may also modify or terminate its operation at any time.
(m) Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Adoption Date and including any successor provisions.
(n) Governing Law. This Plan and (unless otherwise provided in the Award Agreement) all Awards shall be construed in accordance with and governed by the laws of the state of New York, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the Borough of Manhattan, State of New York to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
(o) Assignment or Transfer of Awards. Except as otherwise provided under the applicable Award Agreement and then only to the extent permitted by applicable law, no Award shall be transferable by the Participant other than by will or by the laws of descent and distribution. No Award or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, nor may an Award be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, nor may an Award be made subject to execution, attachment or similar process. Any act in violation of this Section 4(o) shall be null and void.
(p) Deferral Elections. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible ~~(i)~~ payment or crediting of reasonable interest on such deferred amounts credited in cash~~, and (ii) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Shares~~. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.
(q) No Re-Pricing of Options or SARs or Award of Re-Load Options. Notwithstanding anything to the contrary, (i) outstanding Options or SARs may not be Re-Priced and (ii) Re-Load Options may not be awarded, in each case without the approval of Company shareholders. Moreover, any amendment to the Plan or any Award agreement that results in the repricing of an Option or SAR issued under the Plan shall not be effective without prior approval of the shareholders of the Company. For this purpose, repricing includes a reduction in the Exercise Price of an Option or a SAR or the cancellation of an Option or SAR in exchange for cash, Options or SARs with an Exercise Price less than the Exercise Price of the cancelled Option or SAR, other Awards under the Plan or any other consideration provided by the Company.
(r) Dividends/Dividend Equivalents. For all Awards, no payment of dividends (or dividend equivalents) shall be made with respect to any unvested Awards. ~~Dividends (and dividend equivalents) shall only be paid to a Participant to the extent that the underlying Award to which the dividends/dividend equivalents are attached becomes vested. For avoidance of doubt, accrual of dividends (and dividend equivalents) while the underlying Award is unvested and which are payable upon vesting is permitted to the extent provided under this Plan or Award agreement.~~
(s) Minimum Vesting. Notwithstanding any other provision of this Plan to the contrary and subject to the immediately following proviso, any Awards that settle in Shares (excluding, for this purpose, any (i) Substitute Awards and (ii) shares delivered in lieu of fully vested cash-denominated obligations) granted under this Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that the Committee may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent of the Shares subject to the Share Limit, as adjusted pursuant to Paragraph 12(a). For purposes of Awards to Non-Employee Directors, such Award will be deemed to vest no earlier than the first anniversary of the date of grant of the Award if such Award vests on the earlier of (A) the date of the next annual meeting of shareholders (which date is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders) and (B) the first anniversary of the date of grant. For the avoidance of doubt, this Section 4(s) shall not be construed to limit the Committee’s discretion to provide for accelerated exercisability or vesting of an Award, or deem an Award to be earned, including in cases of death, Disability, retirement, termination without Cause or a Change in Control.
SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.
(a) Basic Limitations. The Shares issuable under the Plan shall be authorized but unissued Shares or treasury Shares or reacquired shares, bought on the market or otherwise. The maximum number of Shares that are issued under this Plan cannot exceed the Share Limit as may be adjusted under Sections 5(a) or 12. For purposes of the Plan and subject to adjustment under Sections 5(a) and 12 and subject to the Share accounting provisions of Section 5(b), the Share Limit is 10,775,342 ~~4,400,000~~ Shares and the ISO Limit is 10,775,342 ~~4,400,000~~ Shares. On January 20th of each calendar year from 2021 through 2029, the Share Limit and ISO Limit shall each be increased by the lesser of (i) four percent of the Company’s outstanding Shares (rounded down to the nearest whole number) as of the close of business on the preceding December 31st or (ii) some lesser whole number than the number determined under clause (i) as determined by the Board (which may be zero). For each year from 2021 through 2029, if the Board has not formally resolved and approved a number under clause (ii) on or before the applicable January 20th then the number determined under clause (i) shall automatically represent the increase in Shares to the Share Limit and ISO Limit.
(b) Share Accounting. This Section 5(b) describes the Share accounting process under the Plan with respect to the Share Limit and ISO Limit.
(i) There shall be counted against the numerical limitations in Section 5(a) the gross number of Shares subject to issuance upon exercise or used for determining payment or settlement of Awards. The below clauses (ii), (iii), (iv), (v) and (vi) of this Section 5(b) seek to clarify the intent of the foregoing sentence. The Shares issued (or settled) under an Award will be counted against the Share Limit (and ISO Limit if the Award is an ISO) at the time(s) of exercise or settlement of the Award. For avoidance of doubt, Shares that are withheld as payment for the Award’s Exercise Price or applicable withholding taxes shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).
(ii) Each Share issued (or settled) under any Award, other than Options or SARs, shall be counted against the Share Limit as one (1) Share. Each Share issued (or settled) pursuant to the exercise of any Option or SAR shall be counted against the Share Limit as one (1) Share.
(iii) For avoidance of doubt, whether or not a SAR is settled with any Shares, the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such SAR shall be counted against the Share Limit, regardless of the number of Shares actually used to settle the SAR upon such exercise.
(iv) For avoidance of doubt, to the extent an Option is exercised via a Cashless Exercise or Net Exercise or is not otherwise fully settled with Shares, then the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such Option shall be counted against the Share Limit (and shall also count against the ISO Limit if the Option being exercised is an ISO), regardless of the number of Shares actually issued to the Participant upon such exercise.
(v) If any portion of an Award is forfeited, terminated without consideration, or expires unexercised, (collectively, “Forfeited Shares”), the gross number of such Forfeited Shares shall again be available for Awards under the Plan and shall not be counted against the Share Limit or ISO Limit.
(vi) For avoidance of doubt, if any Awards are settled or paid in cash in lieu of stock and/or are exchanged for other Awards (collectively, “Settled Shares”), the gross number of such Settled Shares shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).
With the exception of any Shares issued pursuant to Prior Plan Awards, any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the Share Limit or ISO Limit.
(c) Substitute Awards. Substitute Awards (other than Prior Plan Awards) shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award (other than Prior Plan Awards) again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by a Company Group member or with which a Company Group member combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.
~~(d) Dividend Equivalents. Any dividend equivalents distributed under the Plan in the form of Shares shall be counted against the Share Limit (with each Share that is distributed counting as one Share against the Share Limit). Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.~~
SECTION 6. TERMS AND CONDITIONS OF OPTIONS.
(a) Award Agreement. Each Award of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan. The provisions of the various Award Agreements entered into under the Plan need not be identical. The Award Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.
(b) Number of Shares. An Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for adjustment of such number in accordance with Section 12.
(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in an Award Agreement. Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e), the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the Date of Grant of the Option.
(d) Exercisability and Term. Subject to Section 3(b)(v), an Option may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Award Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from its Date of Grant (and may be for a shorter period of time than ten years). No Option can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events. Notwithstanding anything to the contrary, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Award Agreement. An Award Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price (or then Fair Market Value if lesser) of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. An Award Agreement may also provide that the Company may determine to issue an equivalent value of cash in lieu of issuing some or all of the Shares that are being purchased upon an Option’s exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.
(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may not Re-Price outstanding Options. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

SECTION 7. PAYMENT FOR OPTION SHARES.
(a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Award Agreement:
(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Award Agreement. The Award Agreement may specify that payment may be made in any form(s) described in this Section 7.
(ii) In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.
(b) Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee (and stock attestation may be used to effect payment under this Section 7(b)). Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
(c) Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.
(d) Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.
(e) Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in an Award Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee including without limitation under a Qualified Note.
SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.
(a) Award Agreement. Each Award of a SAR under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. An Award Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various Award Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.
(b) Number of Shares. An Award Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 12.
(c) Exercise Price. An Award Agreement shall specify the Exercise Price. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f) or with respect to SARs that are otherwise exempt from or compliant with Code Section 409A, the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the Date of Grant of the SAR.
(d) Exercisability and Term. Subject to Section 3(b)(v), a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The Award Agreement shall also specify the term of the SAR which shall not exceed ten years from the Date of Grant of the SAR (and may be for a shorter period of time than ten years). No SAR can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable Award Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the SARs.
(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may not Re-Price outstanding SARs. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.
SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.
(a) Award Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan. The provisions of the Award Agreements entered into under the Plan need not be identical.
(b) Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 12. Restricted Stock Grants may be issued with or without cash consideration under the Plan.
(c) Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.
(d) Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting~~, dividend~~ and other rights as the Company’s other shareholders. ~~However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall count toward the Share Limit (with each Share that is distributed as a dividend counting as one Share against the Share Limit.~~
(e) Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.
SECTION 10. TERMS AND CONDITIONS OF STOCK UNITS.
(a) Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Award Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.
(b) Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 12. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.
(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights or rights to dividends. ~~Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of~~

~~Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.~~
(e) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.
(f) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in an Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. ~~The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.~~ Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.
(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
SECTION 11. OTHER AWARDS.
The Committee may in its discretion issue Other Equity Awards to Selected Service Providers. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.
SECTION 12. ADJUSTMENTS.
(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Shares, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments, taking into consideration the accounting and tax consequences, to:
(1)	the Share Limit and ISO Limit and the various Share numbers referenced in Section 5(a);
(2)	the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;
(3)	the number and kind of securities covered by each outstanding Award;
(4)	the Exercise Price under each outstanding Option and SAR; and
(5)	the number and kind of outstanding securities issued under the Plan.
(b) Participant Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 12, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.
(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 12 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 13. EFFECT OF A CHANGE IN CONTROL.
(a) Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving entity or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting, or for their cancellation either with or without consideration, in all cases without the consent of the Participant and outstanding Awards do not have to all be uniformly treated the same way.
(b) Acceleration of Vesting. Except as otherwise provided in the applicable Award Agreement (and in such case the applicable Award Agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 13(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable as of immediately before such Change in Control. The Committee may also in its discretion include in an Award Agreement that accelerated vesting of an Award will be provided if the Participant’s Service is terminated without Cause by the Company (or its acquirer) within a specified period of time on or after a Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price). The Committee may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G.
SECTION 14. LIMITATIONS ON RIGHTS.
(a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director or to receive any other Awards under the Plan. The Company Group reserves the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Memorandum of Association and Bye-laws and a written employment agreement (if any).
(b) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
(c) Dissolution. To the extent not previously exercised or settled, Options, SARs, unvested Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).
(d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company Group unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company Group plans. The Company Group may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company Group.
(e) Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards (and/or awards issued under a Prior Plan or Substitute Awards) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.
SECTION 15. TAXES.
(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations (including without limitation federal, state, local and foreign taxes) that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the maximum extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
(b) Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, then the Fair Market Value on such date. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of maximum statutory withholding rates. The Committee, in its discretion, may permit or require other forms of payment of applicable tax withholding.
SECTION 16. DURATION AND AMENDMENTS.
(a) Term of the Plan and Effect on Prior Plans. The Plan is effective upon the Adoption Date and may be terminated by the Board on any date pursuant to Section 16(b). No Awards may be granted after the earlier of (i) the Board’s termination of the Plan under Section 16(b) or (ii) May 3, 2030 No further awards may be granted under the Prior Plans after the Shareholder Approval Date.
(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for shareholder approval. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 17. EXECUTION.
To record the approval of this Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.
GAN Limited

By:	/s/ Dermot S. Smurfit
Title:	Chief Executive Officer

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GAN LIMITED

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class III directors to hold office until the 2026 Annual Meeting of Shareholders and the election of one Class II director to hold office until the 2025 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Seamus McGill
02) Dermot S. Smurfit
03) Eric Green

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V16229-P92579

GAN LIMITED
Annual Meeting of Shareholders
June 13, 2023 10:00 AM PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dermot S. Smurfit and Brian Chang, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of GAN LIMITED that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on June 13, 2023, virtually via www.virtualshareholdermeeting.com/GAN2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side